                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 27, 2002
(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)  $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $22,871,094.17
                                     --------------------
                                (2) ( $ 0.0000401        , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)  $0.00                    2.1775000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)  $2,921,238.57            2.3675000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000051        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.9000000%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed
       (if any) and amount remaining (if any):
       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:           $494,556,087.15
                                                                   -------------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:                            -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $459,956,087.15
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               0.80637463
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $558,509.45
                                                                                  --------------------
            (2)   $ 0.6725788        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:   $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:       $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------





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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $495.51
                                                                                                 -------------------
       (b)  Delinquent Contracts                      # Disb.        %               $ Amount             %
                                                      -------        -               --------             -
            30-60 Days Delinquent                        878       1.10%           $11,072,362          2.66%
            61-90 Days Delinquent                        428       0.53%           $ 5,000,476          1.20%
            91-120 Days Delinquent                       447       0.56%           $ 5,920,322          1.42%
            More than 120 Days Delinquent                670       0.84%           $ 8,310,245          2.00%
            Claims Filed Awaiting Payment                273       0.34%           $ 1,552,578          0.37%
                                                    ----------     ----------     -----------------   --------
               TOTAL                                   2,696       3.37%           $31,855,984          7.66%

(viii) Amount in the Reserve Account:          $1,552,281.54
                                               --------------------

(ix)   Amount in the Prefunding Account:       $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:    $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes: $0.00
                                                                        --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date       7.30%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.








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